Exhibit 99.2

SKY FINANCIAL GROUP, INC.

*NON-GAAP DISCLOSURE RECONCILIATIONS

(Dollars in thousands)

Core operating earnings are net income adjusted to exclude discontinued operations, merger, integration and restructuring expenses. Cash operating earnings are core operating earnings adjusted to exclude the after-tax effect of amortizing core deposits and other intangibles. Management believes that both core operating earnings and cash operating earnings assist the investor in understanding the impact of non-operating items and amortization of intangibles on reported results.

Core operating earnings

The following reconciles GAAP income from continuing operations to core operating earnings for each of the periods presented in the tables:

	For the Years Ended December 31,
	2004	2003
Income from continuing operations	$175,200	$152,680

Merger, integration and restructuring expense	4,542	4,577
Tax effect	(1,590)	(1,602)

After-tax non-operating items	2,952	2,975

Core operating earnings	$178,152	$155,655

	2004				2003
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Income from continuing operations	$48,899	$46,148	$40,201	$39,952	$39,585

Merger, integration and restructuring expense	365	3,831	—	346	1,091
Tax effect	(128)	(1,341)	—	(121)	(382)

After-tax non-operating items	237	2,490	—	225	709

Core operating earnings	$49,136	$48,638	$40,201	$40,177	$40,294

Merger, integration and restructuring expense in 2004 reflect charges associated with the acquisition of Second Bancorp, Inc. and Prospect Bancshares and the sale of Sky Financial Solutions, Inc.

Merger, integration and restructuring expense in 2003 reflect the impact of charges for the acquisition of GLB Bancorp, Inc. and Metropolitan Financial Corporation.

Core operating earnings is used as the numerator to calculate core operating return on average assets, core operating return on average equity and core operating earnings per share. Additionally, non-operating expense and amortization expense are deducted from non-interest expense in the numerator and non-operating income is deducted from non-interest income in the denominator of the cash operating efficiency ratio disclosed in the tables. The comparable information on a GAAP basis is also provided in the tables.

Cash operating earnings

The following reconciles core operating earnings to cash operating earnings for each of the periods presented in the tables:

	For the Years Ended December 31,
	2004	2003
Core operating earnings	$178,152	$155,655

Amortization of core deposits and other intangible assets	10,979	6,896
Tax effect	(3,843)	(2,414)

After-tax non-operating items	7,136	4,482

Cash operating earnings	$185,288	$160,137

	2004				2003
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Core operating earnings	$49,136	$48,638	$40,201	$40,177	$40,294

Amortization of core deposits and other intangible assets	3,576	3,553	1,943	1,907	1,903
Tax effect	(1,252)	(1,244)	(680)	(667)	(666)

After-tax non-operating items	2,324	2,309	1,263	1,240	1,237

Cash operating earnings	$51,460	$50,947	$41,464	$41,417	$41,531

Cash operating earnings is used as the numerator to calculate the cash operating return on average tangible equity and the cash operating return on average tangible assets. The denominator of each ratio is adjusted to deduct the average balance of intangible assets during the period. Additionally, amortization of core deposits and other intangible assets and merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the cash operating efficiency ratio disclosed in the tables.

Return on average assets and return on average equity calculated on a GAAP basis for each of the periods in the investor presentation is as follows:

	For the Years Ended December 31,
	2004	2003
Return on average equity	15.75%	17.23%
Return on average assets	1.43%	1.29%

The efficiency ratio calculated on a GAAP basis for each of the periods in the investor presentation is as follows:

	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Efficiency ratio	53.53	55.57	53.75	53.75	52.59

The following table reconciles average GAAP equity to average tangible equity for the twelve months ended December 31, 2004 and 2003, as well as for each of the period ends presented in the tables.

	For the Years Ended December 31,
	2004	2003
Average GAAP equity	$1,234,067	$908,794

Goodwill	322,487	147,370
Core deposits and other intangibles	62,194	50,375
Deferred taxes	(21,768)	(17,631)

	362,913	180,114

Average tangible equity	$871,154	$728,680

	2004				2003
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Average GAAP equity	$1,448,075	$1,390,013	$1,060,518	$1,033,599	$978,324

Goodwill	454,488	440,734	198,414	193,561	174,660
Core deposits and other intangibles	73,037	75,939	49,056	50,474	54,176
Deferred taxes	(25,563)	(26,579)	(17,170)	(17,666)	(18,962)

	501,962	490,094	230,300	226,369	209,874

Average tangible equity	$946,113	$899,919	$830,218	$807,230	$768,450

The following table reconciles average GAAP assets to average tangible assets for the twelve months ended December 31, 2004 and 2003, as well as for each of the period ends presented in the tables.

	For the Years Ended December 31,
	2004	2003
Average GAAP assets (excluding discontinued operations)	$13,360,556	$11,429,271

Goodwill	322,487	147,370
Core deposits and other intangibles	62,194	50,375
Deferred taxes	(21,768)	(17,631)

	362,913	180,114

Average tangible assets	$12,997,643	$11,249,157

	2004				2003
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Average GAAP assets (excluding discontinued operations)	$14,751,651	$14,523,149	$12,114,421	$12,024,936	$11,970,664

Goodwill	454,488	440,734	198,414	193,561	174,660
Core deposits and other intangibles	73,037	75,939	49,056	50,474	54,176
Deferred taxes	(25,563)	(26,579)	(17,170)	(17,666)	(18,962)

	501,962	490,094	230,300	226,369	209,874

Average tangible assets	$14,249,689	$14,033,055	$11,884,121	$11,798,567	$11,760,790

The following table reconciles GAAP earnings per share to core operating earnings per share and cash operating earnings per share:

Basic EPS

	For the Years Ended December 31,
	2004	2003
Net income	$1.95	$1.75
After-tax earnings from discontinued operations	(0.19)	(0.04)
After-tax merger, integration and restructuring	0.03	0.03

Core operating earnings	1.79	1.74
After-tax amortization of core deposits and other intangible assets	0.07	0.05

Cash operating earnings	$1.86	$1.79

	2004				2003
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Net income	$0.47	$0.44	$0.43	$0.63	$0.45
After-tax earnings from discontinued operations	—	—	—	(0.20)	(0.02)
After-tax merger, integration and restructuring	—	0.02	—	—	—

Core operating earnings	0.46	0.46	0.43	0.43	0.43
After-tax amortization of core deposits and other intangible assets	0.02	0.02	0.01	0.01	0.01

Cash operating earnings	$0.49	$0.48	$0.44	$0.44	$0.45

Diluted EPS

	For the Years Ended December 31,
	2004	2003
Net income	$1.93	$1.73
After-tax earnings from discontinued operations	(0.19)	(0.04)
After-tax merger, integration and restructuring	0.03	0.03

Core operating earnings	1.77	1.72
After-tax amortization of core deposits and other intangible assets	0.07	0.05

Cash operating earnings	$1.84	$1.77

	2004				2003
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Net income	$0.46	$0.43	$0.43	$0.62	$0.45
After-tax earnings from discontinued operations	—	—	—	(0.20)	(0.02)
After-tax merger, integration and restructuring	—	0.02	—	0.01	—

Core operating earnings	0.46	0.45	0.43	0.43	0.43
After-tax amortization of core deposits and other intangible assets	0.02	0.02	0.01	0.01	0.01

Cash operating earnings	$0.48	$0.47	$0.44	$0.44	$0.45